SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):    March 26, 2003

Building Materials Holding Corporation.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	000-23135 (Commission File Number)	91-1834269 (IRS Employer Identification No.)

FOUR EMBARCADERO CENTER, SUITE 3250 SAN FRANCISCO, CA 94111-4167 (Address OF Principal Executive Offices) (Zip Code) Registrant’s Telephone Number, Including Area Code: (415)627-9100

Item 9.   Regulation FD Disclosure.

     On March 26, 2003, Building Materials Holding Corporation (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) its Annual Report on Form 10-K for the fiscal year ended December 31, 2002. Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Form 10-K was accompanied by a certification of Robert E. Mellor, Chairman of the Board of Directors, President and Chief Executive Officer of the Company, and Ellis C. Goebel, Senior Vice President, Finance and Treasurer of the Company, a copy of which is furnished pursuant to this Item 9 as Exhibit 99.1.

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Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated as of March 26, 2003

Building Materials Holding Corporation By: /s/ Robert E. Melllor ——————————

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Certification of the Chief Executive Officer and Principal Financial Officer pursuant to 18 U.S.C. Section 1350.